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                                                                Exhibit 23.01(f)


               [BROOKS, HOLMES, WILLIAMS & COOK, LLC LETTERHEAD]


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference of our firm under the caption "Experts" and to the use of our report dated January 19, 1998, for NPS of Atlanta, Inc., in Amendment No. 1 to the Registration Statement (Form S-1, File 333-53745) and related Prospectus of Corporate Staffing Resources, Inc.

                                                        /s/ Brooks, Holmes,
                                                            Williams & Cook, LLC

Atlanta, Georgia
September 24, 1998